SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2004

McMoRan Exploration Co.

                         Delaware

                  001-07791

                                        72-1424200

        (State or other

   (Commission

              (IRS Employer

         jurisdiction of

    File Number)

               Identification

         incorporation or

               Number)

         organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures.

McMoRan Exploration Co. issued a press release dated March 1, 2004 announcing the submittal of its application for a deepwater port license for a LNG terminal and natural gas storage facility (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     -----------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  March 2, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1        Press release dated March 1, 2004 “McMoRan Exploration Co. Submits Deepwater Port License Application for LNG Terminal & Natural Gas Storage Facilities at Main Pass Energy Hub™”